UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

EYENOVIA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38365	47-1178401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, Suite 2400, New York, NY

(Address of Principal Executive Offices, and Zip Code)

(917) 289-1117

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Common stock, $0.0001 par value	EYEN	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2021, Eyenovia, Inc. (“Eyenovia”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders: (1) elected each of Fredric N. Eshelman, Pharm.D., Tsontcho Ianchulev, M.D., M.P.H., Julia A. Haller, M.D., Curt H. LaBelle, M.D., M.B.A., Kenneth B. Lee, Jr., Ernest Mario, Ph.D., Charles E. Mather IV, and Anthony Y. Sun, M.D., to Eyenovia’s Board of Directors for a term of one year to serve until the 2022 annual meeting of stockholders and until a successor is elected and qualified or until his or her earlier death, resignation or removal (“Election of Directors”); (2) approved an amendment to the Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan (“Equity Plan Amendment”) reserving an additional 1,250,000 shares of common stock for further issuance under such plan; and (3) ratified the appointment of Marcum LLP as Eyenovia’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (“Auditor Ratification”). A more complete description of each of these matters is set forth in Eyenovia’s definitive proxy statement filed with the SEC on April 30, 2021.

The number of votes cast in favor or against or withheld by the stockholders and, where applicable, the number of abstentions and the number of broker nonvotes on each of the foregoing matters are set forth below.

1. Election of Directors

Nominee	Shares Voted For	Shares Voted to Withhold Authority
Fredric N. Eshelman, Pharm.D.	6,390,266	4,444,559
Tsontcho Ianchulev, M.D., M.P.H	10,810,458	24,367
Julia A. Haller, M.D.	10,817,570	17,255
Curt H. LaBelle, M.D., M.B.A.	10,722,158	112,667
Kenneth B. Lee, Jr.	10,523,232	311,593
Ernest Mario, Ph.D.	6,413,881	4,420,944
Charles E. Mather IV	10,591,798	243,027
Anthony Y. Sun, M.D.	10,589,902	244,923

2. Equity Plan Amendment

Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Nonvotes
10,234,775	542,903	57,147	6,026,057

3. Auditor Ratification

Shares Voted For	Shares Voted Against	Shares Abstaining
16,834,329	12,882	13,671

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYENOVIA, INC.

Date: June 16, 2021	/s/ John Gandolfo
John Gandolfo
Chief Financial Officer